Exhibit 99.1

Valeant Pharmaceuticals International, Inc. Lenders’ Presentation September 9 , 2013

Forward - looking Statements Forward - looking Statements Certain statements made in this presentation may constitute forward - looking statements, including, but not limited to, statements regarding the performance of the business, synergies, pipeline approvals, patent risk and product exclusivity, interest expense and financial guidance for 2013 of Valeant Pharmaceuticals International, Inc. (the “Company”). Forward - looking statements may be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “could,” “should,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to certain risks and uncertainties that could cause actual results to differ materially from those described in the forward - looking statements. These risks and uncertainties include, but are not limited to, risks and uncertainties discussed in the Company's most recent annual or quarterly report filed with the Securities and Exchange Commission ("SEC") and other risks and uncertainties detailed from time to time in the Company's filings with the SEC and the Canadian Securities Administrators ("CSA"), which factors are incorporated herein by reference. Readers are cautioned not to place undue reliance on any of these forward - looking statements. The Company undertakes no obligation to update any of these forward - looking statements to reflect events or circumstances after the date of this presentation or to reflect actual outcomes. Non - GAAP Information To supplement the financial measures prepared in accordance with U.S. generally accepted accounting principles (GAAP), the Company uses non - GAAP financial measures that exclude certain items, such as amortization of inventory step - up, amortization of alliance product assets & pp&e step up, stock - based compensation step - up, contingent consideration fair value adjustments, restructuring, acquisition - related and other costs, in - process research and development ("IPR&D"), legal settlements outside the ordinary course of business, the impact of currency fluctuations, amortization and other non - cash charges, amortization and write - down of deferred financing costs, debt discounts and ASC 470 - 20 (FSP APB 14 - 1) interest, loss on extinguishment of debt, (gain) loss on assets held for sale/impairment, net, (gain) loss on investments, net, and adjusts tax expense to cash taxes. Management uses non - GAAP financial measures internally for strategic decision - making, forecasting future results and evaluating current performance. By disclosing non - GAAP financial measures, management intends to provide investors with a meaningful, consistent comparison of the Company’s core operating results and trends for the periods presented. Non - GAAP financial measures are not prepared in accordance with GAAP. Therefore, the information is not necessarily comparable to other companies and should be considered as a supplement to, not a substitute for, or superior to, the corresponding measures calculated in accordance with GAAP. Reconciliations of historical non - GAAP financials can be found at www.valeant.com. The guidance in this presentation is only effective as of the date it was originally given, August 7, 2013, and has not and will not be updated or affirmed unless and until the Company publicly announces updated or affirmed guidance. 2

Agenda  Executive Summary & Transaction Overview  Amendment Overview & Timeline  Business Update  Q2 2013 Results  Bausch + Lomb Update  Questions and Answers 3

Transaction Overview

5 Executive Summary  Valeant Pharmaceuticals International, Inc . (“Valeant” or the “Company”) is a multinational specialty pharmaceutical company with a diverse global product portfolio  Q 2 2013 Highlights  Total Revenue for the quarter, at $ 1 , 096 million ; an increase of 41 % over the prior year, excluding one - time items in 2012 second quarter  Adjusted Operating Cash Flow for the quarter, at $ 423 million ; an increase of 61 % over the prior year, excluding one - time items in 2012 second quarter  Fiscal Year 2013 Total Revenue guidance updated in August 2013 to $ 5 . 8 - 6 . 2 billion  Successfully closed the Bausch + Lomb acquisition on August 5 th, 2013  Expects to generate at least $ 500 million in run - rate synergies by the end of fiscal year 2013  Expects to realize significantly more than $ 800 million in synergies  Pro Forma for the B&L transaction and other completed acquisitions, for the LTM period ended June 30 , 2013  Adjusted EBITDA of $ 3 , 914 million 1  Pro forma net secured leverage of 2 . 0 x and pro forma net total leverage of 4 . 5 x  Valeant seeks to re - price the Term Loan B – Series C and D tranches  Facilities will be repriced to L+ 300 with no change to the 0 . 75 % Libor floor  Company will refinance with available balance sheet cash or a revolver draw any affected loans of any non - consenting Term Loan B – Series C and D lenders that are not repaid or replaced with the new term loan  The Company made two voluntary payments in August for a total of $ 176 . 25 mm to fully satisfy scheduled amortization for all of its Term Loans for the remainder of Fiscal Year 2013  The Company will seek a small number of certain other amendments to the Credit Agreement requiring majority consent across Revolver and Term Loan tranches 5 ¹ Valeant’s LTM 6 / 30 / 2013 EBITDA of $ 2 , 478 million is adjusted for one - time items including acquired in - process R&D, restructuring costs, legal settlements, acquisition - related costs, impairment costs, and other one - time items . Also includes $ 309 million to give pro forma effect for the historical results of acquisitions consummated by Valeant as if they occurred on July 1 , 2012 , including anticipated synergies Valeant expects to realize within 12 months of the date of the applicable acquisition . Pro forma Adjusted EBITDA of $ 3 , 914 million includes Bausch & Lomb’s 6 / 30 / 2013 LTM Adjusted EBITDA of $ 636 million and $ 800 million of related synergies .

6 Capitalization Pro forma for Bausch + Lomb Acquisition ($ in millions) Note: Debt amounts are face value s . 1 Does not include local working capital lines with outstanding balances of approx imately $54 million as of June 30, 2013. 2 Leverage multiples calculated net of $350 million cash as permitted by Valeant’s Credit Agreement. 3 Revolver balances pro forma for the Bausch + Lomb transaction close on August 5, 2013. 4 On March 29, 2013, the Company announced an offer to exchange any and all of the outstanding $500 million principal amount of 6 .375% senior notes due 2020 into the $1.75 billion 6.375% senior notes due 2020. The exchange offer expired on April 26, 2013 and $497.7 million of aggregate principal amount was exch ang ed. 5 Valeant’s LTM 6/30/2013 EBITDA of $2,478 million is adjusted for one - time items including acquired in - process R&D, restructuring costs, legal settlements, acquisition - related costs, impairment costs, and other one - time items. Also includes $309 million to give pro forma effect for the historical results of acquisitions consummated by Valeant as if they occurred on July 1, 2012, including anticipated synergies Valeant expects to realize within 12 months of the date of the applicable acquisition. Pro forma Adjust ed EBITDA of $ 3,914 million includes Bausch & Lomb’s 6/30/2013 LTM Adjusted EBITDA of $ 636 million and $800 million of related synergies.

Summary Terms - Term Loan B - Series C & D Terms Term Loan B – Series C & D Borrower  Valeant Pharmaceuticals International, Inc (the “Borrower”) Guarantors  Material direct and indirect wholly - owned subsidiaries of the Borrower subject to customary exclusions (consistent with existing Senior Secured Credit Facilities) Ranking  Senior secured (consistent with existing Senior Secured Credit Facilities) Security  1 st priority security interest in substantially all assets of the Borrowers and the Guarantors as well as 100% of the capital sto ck of each material foreign and domestic subsidiary of Borrower, limited to 65% of the capital stock of each first tier foreign subsidiary of VPI or of any Guarantor that is a subsidiary of VPI, and all intercompany debt subject to customary exceptions consistent with existing Senior Secured Credit Facilities Maturity  Term Loan B – Series D: February 13, 2019  Term Loan B – Series C: December 11, 2019 Amount 1  Term Loan B – Series D: $1,294 million  Term Loan B – Series C: $995 million Pricing  L + 300  0.75% LIBOR floor (no change) Amortization  1% per annum with bullet at maturity (no change) Cal l Protection  6 month 101 soft call from close Financial Covenants  No change Negative Covenants  No change 2 7 1 Pro Forma for voluntary payments made on 08/09/13 and 08/16/13 to fully satisfy scheduled amortization due in September and December, the term loan balances on the Series D and C are $1,287 million and $990 million respectively. 2 Amendment to include changes to certain baskets.

8 Transaction Timetable Dates Event September 9 th  Lenders’ Call September 12 th  Commitments Due September 13 th  Allocate September 17 th  Close and fund 8 September 2013 S M T W T F S 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 Holiday Key Date

Business Update

Strong Q2 2013 Earnings and Cash Generation Performance Q2 2013 Q2 2012 2013 vs 2012 Total Revenue $1.096 B $775M 1 41% Product Sales $1.064 B $743M 43% Cash EPS $1.34 $0.87 1 54% Adjusted Cash Flow $423 M $262 M 1 61% 1 Excludes milestone of $45M related to the U.S. launch of Potiga ® 10

Q2 2013 Organic Growth Same Store Sales As Reported Excluding Zovirax ® Ointment Excluding Zovirax ® Franchise U.S. Promoted - 5% 4% 7% U.S. Neuro 2% 2% 2% Canada / Australia 4% 4% 4% Central/Eastern Europe 13% 13% 13% Latin America 17% 17% 17% South East Asia/South Africa 11% 11% 11% Pro Forma U.S. Promoted - 2% 2% 3% U.S. Neuro 3% 3% 3% Canada / Australia 3% 3% 3% Central/Eastern Europe 10% 10% 10% Latin America 17% 17% 17% South East Asia/South Africa 11% 11% 11% 11

Key Highlights of Q2 2013  OraPharma  Double digit growth every quarter since acquisition  CeraVe ®  50%+ growth year over year  Aesthetics  Best quarter since Medicis first launched  Poland  YTD 1 growth rate (11%); significantly higher than the market rate (6%)  Russia  YTD 1 growth rate (16%); faster than the market  South East Asia/South Africa  Double digit growth every quarter since iNova acquisition  Brazil  Continued strong growth in Probiotica (61% YTD 1 )  Mexico  Across the board growth in Mexico (8% YTD 1 ); significantly higher than the market rate (3%) 12 1 YTD figures are to end of Q2 2013.

Revenue Performance of Past Acquisitions LTM prior to close as been adjusted to reflect 2013 foreign exchange rates Note: Excludes deals under $75 million purchase price and transactions completed in 2013 1 Standalone Biovail, prior to its merger with Legacy Valeant 13 Acquisition Date LTM prior to close (USD $M's) 2013 Forecast (USD $M's) CAGR On Track or Ahead of Deal Model Coria Oct-08 $28.6 $106.1 27% Yes Aton May-10 $68.0 $170.3 27% Yes Biovail (excl Zovirax®) 1 Sep-10 $727.1 $625.1 -5% Yes PharmaSwiss Mar-11 $227.7 $268.7 7% Yes Zovirax® (US & Canada) Feb-11 $169.5 $164.3 -1% Yes Elidel® / Xerese® May-11 $43.8 $86.8 28% Yes Sanitas Aug-11 $123.1 $140.5 5% Yes Afexa Oct-11 $42.8 $32.2 -14% No Ortho Dec-11 $140.4 $151.6 4% Yes Dermik Dec-11 $242.1 $199.8 -10% Yes Inova Dec-11 $186.7 $215.4 7% Yes Probiotica Feb-12 $39.0 $82.1 77% Yes Gerot Lannach Mar-12 $45.7 $68.1 41% Yes Orapharma Jun-12 $94.9 $109.0 14% Yes QLT - Visudyne® Sep-12 $35.4 $33.6 -5% Yes J&J Consumer Products - US & Canada Sep-12 $43.0 $43.1 0% Yes Medicis Dec-12 $744.6 $752.7 1% Yes Total $3,002.4 $3,249.4 12%

Performance of Past Acquisitions Cumulative Cash Flow[1] vs. Deal Model

Acquisition	Behind by More Than 10%	On Track	Ahead by More Than 10%
Coria			✓
Aton			✓
Biovail (excl Zovirax®)			✓
PharmaSwiss			✓
Zovirax® (US & Canada)			✓
Elidel®/ Xerese®			✓
Sanitas			✓
Afexa		✓	
Ortho			✓
Dermik			✓
Inova		✓	
Probiotica			✓
Gerot Lannach			✓
Orapharma			✓
QLT - Visudyne®		✓	
J&J Consumer Products - US & Canada		✓	
Medicis		✓	

Note: Excludes deals under $75 million purchase price and transactions completed in 2013

[1] Cash Flow from date of acquisition through Q2 2013

14

Valeant Pipeline Update  Efinaconazole  Provisionally accepted brand name: Jublia ®  Met with FDA in July 2013 to discuss container closure apparatus  Agreed upon plan with FDA to address concerns  Expect to launch in Q2 / Q3 2014  Acanya ®  Acanya 2015 patent extended to 2029  Acanya LCM program expected to be filed Q4 2013  Luliconazole  Provisionally accepted brand name: Luzu ™  PDUFA date is December 11, 2013  Phase 3 publications in progress  BV Metrogel  Entered into licensing agreement with Actavis May 1, 2013  PDUFA date expected is May 24, 2014  CeraVe Line Extensions  Emerging Markets  Branded generics & OTC 15

Bausch + Lomb Update

What We Have Learned Since Announcement  VRX and B+L Have Similar Cultures  Performance based  Teamwork oriented, willingness to wear multiple hats and accept change  Excited that so many of the key B+L leaders have joined Valeant  Strategic Rationale Has Been Reinforced  Eye Health is an attractive specialty in the U.S. and Globally  Significantly expands opportunities in E merging Markets:  Existing markets (e.g., Russia, Poland and Brazil)  New markets (e.g. China, Turkey, Middle East) □ Japan and Western Europe are largely cash pay businesses and are profitable  Upside To The Deal Model  We will exceed our synergy target  Recently launched products ( Lotemax ® gel, Prolensa ™ , Trulign ™ IOL, Envista ® IOL, Biotrue ® Oneday contact lens, Victus ®) provide revenue upside  Pipeline (to which we ascribed no value in deal model) should provide additional future revenue growth 17

Synergy Update  >$800 million in synergies already identified  Expect 10 - 15% combined company headcount reduction  No impact to North American field force and minimal impact to ROW field forces  Less than 5% of total synergies will come from reductions in global field forces  We would expect to find additional synergies in a number of areas  Expect at least $500 million run rate by end of 2013  Rest of synergy target expected in 2014  Cost to achieve synergies will be significantly less than 1X full synergies 18

Limited Patent Risk for Combined Company

	2013	2014	2015	2016	2017
Products	1) Bromday® 2) Retin-A Micro® 3) Wellbutrin® XL (CAD) 4) Vanos®	1) Atralin® 2) Tiazac® (CAD) 3) Lotemax® Suspension 4) Alrex®	1) Xenazine®	1) Ziana® 2) Zirgan® 3) Targretin®	1) Lotemax® Gel 2) Macugen®
Total 2013 Revenue	~$250 million	~$200 million	~$150 million	~$200 million	~$50 million
% of pro forma 2013 Revenue	~3.1%	~2.5%	~2.0%	~2.6%	~0.6%

19

Questions and Answers

Appendix

Valeant Adjusted EBITDA Reconciliation ($ in millions) 22 LTM Consolidated Adjusted EBITDA (As of June 30, 2013) (a) Consolidated Net Income reflects the adjustment to ( i ) exclude gains and losses on asset sales and (ii) net income or loss derived from joint v entures. (b) Restructuring Costs as defined by the Third Amended and Restated Credit Guaranty Agreement, shall not exceed $100M during a t wel ve month period ended on or before 12/31/2013, except for costs related to the Biovail - Valeant merger and the Medicis , Sanitas , Dermik and Ortho Dermatologics acquisitions. In addition, restructuring/integration costs reflect costs recorded within cost of goods sold, acquisition related costs and legal settlements. (c) Reflects a $24M reclass to restructuring/integration costs related to the settlement of a contract in connection with the Medicis acquisition. (d) Includes impairment charges, contingent consideration fair value adjustments, amortization of inventory step up, amortization of alliance product assets & pp&e step up and other one - time items. (e) Such additional Adjusted EBITDA gives pro forma effect to the historical results of acquisitions consummated by Valeant durin g s uch period as if they had occurred on July 1, 2012 and includes anticipated synergies Valeant expects to realize within 12 months of the date of the applicable acquisition . T he included synergies primarily relate to the acquisition of Medicis consummated on December 11, 2012.

Bausch & Lomb Adjusted EBITDA Reconciliation ($ in millions) 23 LTM Consolidated Adjusted EBITDA (As of June 30, 2013) (a) Reflects write - down of investments in equity securities using the cost method of accounting. (b) Reflects costs associated with the acquisition and integration of Waicon , ISTA Pharmaceuticals (“ISTA”) and Technolas Perfect Vision GmbH (“TPV”). (c) Restructuring related charges in connection with the 2008/2009 & 2010 programs to improve profitability and operational effic ien cy. These restructuring related charges are recorded within cost of products sold, selling, general and administrative and research and development. (d) Represents expenses associated with product liability cases, legal proceedings and certain govermental investigations. (e) Represents Baush & Lomb's share of net losses related to the TPV joint venture (non - cash). (f) Includes ( i ) net losses attributable to noncontrolling interests, (ii) fees associated with the initial public offering, (iii) inventory step up in connection with the Waicon , ISTA and TPV acquisitions and (iv) other non - cash charges. (g) Does not include certain adjustmen